Investments	6 Months Ended
Jun. 30, 2019
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Investments

5. Investments

The Company classifies and accounts for its investments at amortized cost in accordance with IFRS 9, Financial Instruments.

The Company’s investments include investments in commercial paper, debt securities issued by several public corporations and the U.S. Treasury. Current investments include investments with a maturity date of greater than three months at the date of settlement. Investments with a maturity of 12 months or more from the original investment date are classified as non-current. As of June 30, 2019, there are €6.5 million of non-current investments that will mature in 12 months.

Investments as of June 30, 2019 and December 31, 2018 consisted of the following:

	Balance as per
	June 30, 2019	December 31, 2018
	(euros in thousands)
Commercial paper	13,929	22,208
U.S. Treasury securities	2,411	6,733
Corporate fixed income bonds	17,465	14,185
Agency bonds	1,755	1,729

Current investments	35,560	44,855
Corporate fixed income bonds	12,319	16,945

Non-current investments	12,319	16,945

Total investments	47,879	61,800

During the six months ended June 30, 2019, the Company purchased investments totaling €30.6 million, which are held and denominated in U.S. dollars, and received proceeds of €45.1 million relating to investment maturities. As a result of the fluctuation in foreign currency between the euro and U.S. dollar, the Company recorded foreign currency exchange gains of approximately €0.4 million and foreign currency exchange losses of approximately €0.7 million as a component of finance income for the three and six months ended June 30, 2019, respectively.